COST OF REVENUES	12 Months Ended
Dec. 31, 2011
COST OF REVENUES
11.	COST OF REVENUES

In April 2009, a television station with which the Group had an exclusive advertising agreement, agreed to reduce the cost of 2008 advertising time by US$3,661. The Group had purchased these advertising time slots and were subsequently withdrawn by the television station due to an earthquake in May 2008. The amount was recorded as a reduction of cost of revenues in 2009.

In December 2009, another television station with which the Group had an exclusive advertising agreement agreed to reduce the cost of 2009 advertising time by US$1,009 due to the deteriorating viewership rating in 2009. The amount was recorded as a reduction of cost of revenues in 2009.